As filed with the Securities and Exchange Commission on April 27, 2007.

Registration No. 333-67612

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Media General, Inc.

(Exact name of registrant as specified in its charter)

Virginia	54-0850433
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

333 East Franklin Street

Richmond, Virginia 23219

(804) 649-6000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Exact name of subsidiary guarantor registrant as specified in its charter[1]	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification Number	Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices
Media General Communications, Inc.	Delaware	25-1763366	333 East Franklin Street Richmond, VA 23219 (804) 649-6000

Media General Operations, Inc.	Delaware	54-1967824	333 East Franklin Street Richmond, VA 23219 (804) 649-6000

Professional Communications Systems, Inc.	Florida	58-2499093	333 East Franklin Street Richmond, VA 23219 (804) 649-6000

NES II, Inc.	Virginia	54-1184109	333 East Franklin Street Richmond, VA 23219 (804) 649-6000

Virginia Paper Manufacturing Corp.	Georgia	54-1130535	333 East Franklin Street Richmond, VA 23219 (804) 649-6000

[1]

At the time Registration Statement No. 333-67612 was filed on August 15, 2001, there were five additional subsidiary guarantor registrants that were subsidiaries of Media General, Inc. Since that time, these registrants have ceased to be guarantors of securities offered by Media General, Inc. either because they have ceased their organizational existence through dissolution or because they have been sold and been released from any further obligation to provide such a guarantee under the terms of the Media General Indenture dated as of August 1, 2001. These registrants were MG Broadcasting of Birmingham Holdings, LLC, MG Broadcasting of Birmingham II, LLC, Media General Broadcasting of South Carolina Holdings, Inc., The Tribune Company Holdings, Inc. and Media General Financial Services, Inc.

George L. Mahoney, Esquire

General Counsel, Vice President and Secretary

Media General, Inc.

333 East Franklin Street

Richmond, Virginia 23219

(804) 649-6000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:

Jane Whitt Sellers, Esquire

McGuireWoods LLP

901 East Cary Street

Richmond, Virginia 23219

(804) 775-1000

N/A

(Approximate date of commencement of proposed sale to the public)

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional class of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

This Post-Effective Amendment No. 1 to Form S-3 amends the Registration Statement on Form S-3 (Registration No. 333-67612) filed with the Securities and Exchange Commission on August 15, 2001 (the “Registration Statement”). The Registration Statement registered the offering from time to time of the Registrants’ Class A Common Stock ($5.00 par value), Preferred Stock ($5.00 par value), Stock Purchase Contracts, Stock Purchase Units, Senior Debt Securities and Guarantees, with an aggregate initial offering price not to exceed $1,200,000,000.

DEREGISTRATION OF SECURITIES

On August 28, 2001, the Registrants completed the offering of $200,000,000 of senior debt securities covered by the Registration Statement. These securities matured and were repaid on September 1, 2006. No other securities have been offered from the Registration Statement. No further offerings of securities under the Registration Statement are contemplated at this time. Accordingly, this Post-Effective Amendment No. 1 is being filed to deregister all securities that remain unsold under the Registration Statement as of the date hereof. The Registration Statement is hereby amended, as appropriate, to reflect the deregistration of all such securities.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on April 26, 2007.

MEDIA GENERAL, INC.

By:	/S/ MARSHALL N. MORTON
Marshall N. Morton,
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated. The officers and directors whose signatures appear below hereby constitute Marshall N. Morton, John A. Schauss and George L. Mahoney, any one of whom may act, as their true and lawful attorneys-in-fact, with full power to sign on their behalf individually and in each capacity stated below and to file all amendments and further post-effective amendments to the registration statement making such changes in the registration statement as the registrant deems appropriate, and generally to do all things in their name in their capacities as officers and directors to enable the registrant to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission with respect to the registration statement.

Signature	Title	Date

/S/ J. STEWART BRYAN III J. Stewart Bryan III	Chairman and Director	April 26, 2007

/S/ MARSHALL N. MORTON Marshall N. Morton	President, Chief Executive Officer and Director (Principal Executive Officer)	April 26, 2007

/S/ O. REID ASHE, JR. O. Reid Ashe, Jr.	Executive Vice President, Chief Operating Officer and Director	April 26, 2007

/S/ JOHN A. SCHAUSS John A. Schauss	Vice President-Finance and Chief Financial Officer (Principal Financial Officer)	April 26, 2007

/S/ STEPHEN Y. DICKINSON Stephen Y. Dickinson	Controller and Chief Accounting Officer (Principal Accounting Officer)	April 26, 2007

/S/ DIANA F. CANTOR Diana F. Cantor	Director	April 26, 2007

/S/ CHARLES A. DAVIS Charles A. Davis	Director	April 26, 2007

/S/ THOMPSON L. RANKIN Thompson L. Rankin	Director	April 26, 2007

/S/ RODNEY A. SMOLLA Rodney A. Smolla	Director	April 26, 2007

/S/ WALTER E. WILLIAMS Walter E. Williams	Director	April 26, 2007

/S/ COLEMAN WORTHAM III Coleman Wortham III	Director	April 26, 2007

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on April 26, 2007.

MEDIA GENERAL COMMUNICATIONS, INC.

By:	/S/ MARSHALL N. MORTON
Marshall N. Morton,
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated. The officers and directors whose signatures appear below hereby constitute Marshall N. Morton, John A. Schauss and George L. Mahoney, any one of whom may act, as their true and lawful attorneys-in-fact, with full power to sign on their behalf individually and in each capacity stated below and to file all amendments and further post-effective amendments to the registration statement making such changes in the registration statement as the registrant deems appropriate, and generally to do all things in their name in their capacities as officers and directors to enable the registrant to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission with respect to the registration statement.

Signature	Title	Date

/S/ MARSHALL N. MORTON Marshall N. Morton	Director and President (Principal Executive Officer)	April 26, 2007

/S/ JOHN A. SCHAUSS John A. Schauss	Treasurer (Principal Financial Officer and Principal Accounting Officer)	April 26, 2007

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on April 26, 2007.

MEDIA GENERAL OPERATIONS, INC.

By:	/S/ MARSHALL N. MORTON
Marshall N. Morton,
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated. The officers and directors whose signatures appear below hereby constitute Marshall N. Morton, John A. Schauss and George L. Mahoney, any one of whom may act, as their true and lawful attorneys-in-fact, with full power to sign on their behalf individually and in each capacity stated below and to file all amendments and further post-effective amendments to the registration statement making such changes in the registration statement as the registrant deems appropriate, and generally to do all things in their name in their capacities as officers and directors to enable the registrant to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission with respect to the registration statement.

Signature	Title	Date

/S/ MARSHALL N. MORTON Marshall N. Morton	Director and President (Principal Executive Officer)	April 26, 2007

/S/ JOHN A. SCHAUSS John A. Schauss	Treasurer (Principal Financial Officer and Principal Accounting Officer)	April 26, 2007

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on April 26, 2007.

PROFESSIONAL COMMUNICATIONS SYSTEMS, INC.

By:	/S/ MARSHALL N. MORTON
Marshall N. Morton,
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated. The officers and directors whose signatures appear below hereby constitute Marshall N. Morton, John A. Schauss and George L. Mahoney, any one of whom may act, as their true and lawful attorneys-in-fact, with full power to sign on their behalf individually and in each capacity stated below and to file all amendments and further post-effective amendments to the registration statement making such changes in the registration statement as the registrant deems appropriate, and generally to do all things in their name in their capacities as officers and directors to enable the registrant to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission with respect to the registration statement.

Signature	Title	Date

/S/ MARSHALL N. MORTON Marshall N. Morton	Director and President (Principal Executive Officer)	April 26, 2007

/S/ JOHN A. SCHAUSS John A. Schauss	(Principal Financial Officer and Principal Accounting Officer)	April 26, 2007

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on April 26, 2007.

NES II, INC.

By:	/S/ MARSHALL N. MORTON
Marshall N. Morton,
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated. The officers and directors whose signatures appear below hereby constitute Marshall N. Morton, John A. Schauss and George L. Mahoney, any one of whom may act, as their true and lawful attorneys-in-fact, with full power to sign on their behalf individually and in each capacity stated below and to file all amendments and further post-effective amendments to the registration statement making such changes in the registration statement as the registrant deems appropriate, and generally to do all things in their name in their capacities as officers and directors to enable the registrant to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission with respect to the registration statement.

Signature	Title	Date

/S/ MARSHALL N. MORTON Marshall N. Morton	Director and President (Principal Executive Officer)	April 26, 2007

/S/ JOHN A. SCHAUSS John A. Schauss	Treasurer (Principal Financial Officer and Principal Accounting Officer)	April 26, 2007

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on April 26, 2007.

VIRGINIA PAPER MANUFACTURING CORP.

By:	/S/ MARSHALL N. MORTON
Marshall N. Morton,
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated. The officers and directors whose signatures appear below hereby constitute Marshall N. Morton, John A. Schauss and George L. Mahoney, any one of whom may act, as their true and lawful attorneys-in-fact, with full power to sign on their behalf individually and in each capacity stated below and to file all amendments and further post-effective amendments to the registration statement making such changes in the registration statement as the registrant deems appropriate, and generally to do all things in their name in their capacities as officers and directors to enable the registrant to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission with respect to the registration statement.

Signature	Title	Date

/S/ MARSHALL N. MORTON Marshall N. Morton	Director and President (Principal Executive Officer)	April 26, 2007

/S/ JOHN A. SCHAUSS John A. Schauss	Treasurer (Principal Financial Officer and Principal Accounting Officer)	April 26, 2007